Supplement dated May 1, 2011

to the

Prospectus dated May 1, 2006 for

Park Avenue Life Millennium Series® Variable Life Insurance Policy (PAL Millennium)

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2006, as subsequently supplemented, for Park Avenue Life Millennium Series® Variable Life Insurance Policy (PAL Millennium), a variable life insurance policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account K.

The “Unscheduled payments” provision of your prospectus beginning on page 21 and continuing onto page 22, is amended by replacing the last three paragraphs of that section with the following (new language in italics):

“We reserve the right to refuse an unscheduled payment if, after the first year of your policy, you have not made an unscheduled payment for three consecutive policy years.

After the tenth year of your policy, the total amount that you may contribute in unscheduled payments each policy year is the least of: i) 1.25 times the largest total of unscheduled payments in any of the three previous policy years, ii) three times your basic scheduled premium during your policy’s guaranteed premium period for your current face amount or iii) $500,000. If 1.25 times the largest total of unscheduled payments in any of the three previous policy years is less than one basic scheduled premium during your policy’s guaranteed premium period for your current face amount, the maximum you may contribute for the current policy year is one basic scheduled premium. If you have purchased, and there is in effect, an adjustable renewable term rider, the total amount that you may contribute in unscheduled payments in a given policy year, without evidence of insurability, will always be at least equal to the total amounts paid in the previous policy year. If you provide us with evidence that the insured meets our insurance requirements, you may be allowed to make additional unscheduled payments during a policy year, to a maximum amount of one basic scheduled premium payable during the guaranteed premium period for your policy’s current face amount.

Regardless of how long your policy has been in force, if the Premium Skip Option is in effect the maximum that you may contribute in unscheduled payments will not be less than the policy premium for that year. There are further restrictions on making unscheduled payments to your policy within 45 days of the date Part 1 of your completed application form was signed, or 15 days after the issue date, whichever is later. See How your premiums are allocated.”

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

Please retain this supplement with your prospectus for future reference.

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